Exhibit 99.1

IIOT-OXYS, Inc.'s Partner, Aingura IIoT, S.L., Wins Contract with ArcelorMittal

CAMBRIDGE, MA / ACCESSWIRE / July 27, 2021 / IIOT-OXYS, Inc. (OTC PINK: ITOX) announced its partner, Aingura IIoT, S.L. won an initial contract with ArcelorMittal, the largest steel manufacturer in North America, South America, and Europe.

Cliff Emmons, CEO of IIOT-OXYS, Inc., stated, "I'm pleased to extend congratulations to our partner Aingura IIoT, S.L. for winning an initial contract with ArcelorMittal, which manufactures steel in 17 countries.” IIOT-OXYS, Inc. and Aingura IIoT, S.L. signed a collaborative agreement in March 2020 to leverage their complementary strengths in industry sectors and geographical reach. Rafael Ibeas, CEO of Aingura IIoT, stated “We are excited to secure this initial contract, which represents the first exploratory phase with an important milestone planned for December of this year that, depending on added value level of the results, could bring the opportunity of a multi-phase engagement”. This exploratory phase will be based on a Proof of Concept (PoC) related to efficiency improvement of a particular sub-process in the overall steel manufacturing process. A representative of ArcelorMittal stated “Aingura IIoT, S.L. was chosen for its extensive capabilities and experience in providing sophisticated IT/OT systems architecture and a new generation of Machine Learning analysis algorithms for applications in the steel industry that fit into our well-developed internal IIoT architectures.” Mr. Emmons added, “Aingura IIoT S.L.’s experience in the automotive, manufacturing, and steel industries is synergistic with IIOT-OXYS, Inc.'s expertise and accomplishments in time series data and predictive analyses applied to Pharmaceutical Operations and Structural Health Monitoring industry sectors.”

Mr. Ibeas stated, "IIOT-OXYS, Inc.'s successful pilots in Pharma Operations, and Structural Health Monitoring make them a strong partner, ensuring success in our ArcelorMittal contract, and future business in Europe, Asia, and the U.S." Mr. Emmons concluded, "Winning the ArcelorMittal contract demonstrates the value our successful PoCs, pilots, installations, and foundational case studies can bring to our future customers. Rafael and I expect our marketing collateral, in conjunction with our prospecting efforts, and executing on this new contract, will lead to additional new business in due time."

Forward-Looking Statements

This news release contains forward-looking statements that reflect Management's current views about future events and financial performance. Forward-looking statements often contain words such as ''expects,'' ''anticipates,'' ''intends,'' or ''believes.'' Our forward-looking statements are subject to a number of risks and uncertainties that may cause actual results and events to differ materially from those projected in the forward-looking statements. Risks and uncertainties that could adversely affect us include, without limitation, the loss of major customers, our failure to obtain new contracts, our inability to patent products or processes, our infringement of patents held by others, our inability to finance our business and the other risks and uncertainties that are discussed in our most recent filings with the Securities and Exchange Commission. The forward-looking statements in this news release are made only as of the date of this news release. We undertake no obligation to update our forward-looking statements, whether as a result of new information, future events or otherwise.

About Us

IIOT-OXYS, Inc. is a technology company at the intersection of IIoT, AI & Machine Learning, Edge Computing and Manufacturing Operations. We provide actionable mission-critical insights for the Medical/Pharmaceutical, Manufacturing, Agriculture, Defense, and Structural Health, and other industries. IIOT-OXYS, Inc. edge computing open-source hardware and proprietary ML algorithms employ our Minimally Invasive Load Monitoring (MILM) technology to simply gather data and gain insights to monitor, scope, move from preventive to predictive maintenance, and even optimize development and manufacturing processes. For additional information visit www.oxyscorp.com.

CONTACT:

Clifford L. Emmons
CEO
IIOT-OXYS, Inc.
contact@oxyscorp.com
www.oxyscorp.com

SOURCE: IIOT-OXYS, Inc.